SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

    This Second Amendment to Asset Purchase Agreement is made and entered into this 27th day of February, 2023, by and among DB Entertainment, Inc., a Texas corporation (the “Company”), and RCI Dining Services (Euless), Inc., a Texas corporation (the “Purchaser”). The Company and the Purchaser are sometimes hereinafter collectively referred to as the “Parties” or individually as a “Party.”

    WHEREAS, the Parties entered into an Asset Purchase Agreement (the “Agreement”) dated December 12, 2022, the transactions under which have not yet closed; and

    WHEREAS, the Parties executed an Amendment to Asset Purchase Agreement (the “Amendment”) for the sole purpose of extending the Closing Date; and

    WHEREAS, the Parties desire to enter into and execute this Second Amendment to Asset Purchase Agreement (the “Second Amendment”) as set forth below.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties hereby agree to the following:

1.    All capitalized terms used herein shall have the meanings assigned to them in the Agreement unless expressly defined otherwise in this Second Amendment.

2.    Except as otherwise specifically provided herein, all terms and conditions of the Agreement shall apply to the interpretation and enforcement of this Second Amendment as if explicitly set forth herein.

3.    Section 4.1 of the Agreement is amended so that reference to January 31, 2023 is changed to March 31, 2023.

4.    Section 12.14 of the Agreement is amended so that reference to January 31, 2023 is changed to March 31, 2023.

5.    Except as expressly modified hereby, the Agreement is hereby ratified and confirmed and remains in full force and effect. Hereinafter, any references to the Agreement shall refer to the Agreement as amended hereby.

6.    This Second Amendment shall be of no force and effect until receipt and execution of this Second Amendment by all of the Parties. This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed one instrument, by facsimile signature of any of the parties, each of which shall be deemed an original for all purposes.
[Signature page follows.]

Second Amendment to Asset Purchase Agreement

    IN WITNESS HEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized officers on the day and year first written above.

RCI Dining Services (Euless), Inc.

By:___/s/ Travis Reese___________________
    Travis Reese, President

DB Entertainment, Inc.

By:__/s/ Steven William Craft_____________
    Steven William Craft, President

Second Amendment to Asset Purchase Agreement